Exhibit 99.2

THIS MASTER PROMISSORY NOTE (“NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

SIM SPONSOR 1 LLC

MASTER PROMISSORY NOTE

Principal Amount: Up to $1,500,000	March 18, 2026

FOR VALUE RECEIVED, SIM Acquisition Corp. I, a Cayman Islands exempted company (the “Debtor”), unconditionally promises to pay to the order of SIM Sponsor 1 LLC, a Delaware limited liability company (“Lender”), in the manner and at the place hereinafter provided, the principal amount of all advances made by Lender to Debtor from time to time pursuant to this Master Promissory Note, in an amount not to exceed One Million Five Hundred Thousand Dollars ($1,500,000) , as reflected on Schedule A attached hereto. The parties acknowledge that (i) American Ventures LLC, Series XXXVII SIM Sponsor I (the “Senior Lender”) has agreed to loan funds to Lender pursuant to a separate promissory note of date herewith (the “Senior Note”), and (ii) Lender is on-lending all or a portion of such funds to Debtor under this Note. The loan evidenced by this Note is made on a back-to-back basis with the Senior Note, and the parties intend that repayment of this Note shall fund, in whole or in part, repayment of the Senior Note. Nothing herein shall create any direct obligation of Debtor to the Senior Lender or make the Senior Lender a party to this Note.

Debtor also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at a rate equal to twelve percent (12.0%) per annum; provided that any principal amount not paid when due and, to the extent permitted by applicable law, any interest not paid when due, in each case whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (both before as well as after judgment), shall bear interest payable upon demand at a rate that is 5.0% per annum in excess of the rate of interest otherwise payable under this Note. Interest on this Note shall accrue quarterly from the date hereof in arrears (which shall be added to the principal balance as “payment in-kind”) and shall be payable upon any prepayment of this Note (to the extent accrued on the amount being prepaid) and at maturity. All computations of interest shall be made by Lender on the basis of a 360-day year, for the actual number of days elapsed in the relevant period (including the first day but excluding the last day). In no event shall the interest rate payable on this Note exceed the maximum rate of interest permitted to be charged under applicable law.

1. Repayments. The principal and interest in respect of this Note shall be due and payable on the earlier to occur of (i) the date on which the Debtor consummates its initial business combination, and (ii) the date that the winding up of the Debtor is effective (the “Maturity Date”). All payments of principal and accrued interest in respect of this Note shall be made via wire in lawful money of the United States of America in same day funds to a bank account as Lender may direct. In addition, if the Debtor draws on the Trust Account to fund any extension of the deadline to consummate a business combination, the Debtor shall immediately prepay this Note in an amount equal to the lesser of (x) the outstanding principal and accrued interest hereunder and (y) the net proceeds available to the Debtor from such Trust Account draw after payment of required shareholder redemptions. Whenever any payment on this Note is stated to be due on a day that is not a Business Day, such payment shall instead be made on the next Business Day, and such extension of time shall be included in the computation of interest payable on this Note. Each payment made hereunder shall be credited first to interest then due and the remainder of such payment shall be credited to principal, and interest shall thereupon cease to accrue upon the principal so credited.

2. Prepayments. Debtor shall have the right at any time and from time to time to prepay the principal of this Note in whole or in part, without premium or penalty. Each prepayment hereunder shall be accompanied by any unpaid interest accrued on the principal amount of the Note being prepaid to the date of such prepayment.

3. Drawdown Requests. The Debtor and the Lender agree that the Debtor may request, from time to time, up to One Million Five Hundred Thousand Dollars ($1,500,000) in drawdowns under this Note to be used for costs and expenses related to the Debtor’s ongoing operations. Principal of this Note may be drawn down from time to time prior to the Maturity Date upon written request from the Debtor to the Lender (each, a “Drawdown Request”). Each Drawdown Request must state the amount to be drawn down, and must not be an amount less than Ten Thousand Dollars ($10,000) unless agreed upon by the Debtor and the Lender. The Lender shall fund each Drawdown Request no later than three (3)] Business Days after receipt of a Drawdown Request; provided, however, that the maximum amount of drawdowns outstanding under this Note at any time may not exceed One Million Five Hundred Dollars ($1,500,000). Once an amount is drawn down under this Note, it shall not be available for future Drawdown Requests, even if prepaid. No fees, payments or other amounts shall be due to the Lender in connection with, or as a result of, any Drawdown Request by the Debtor. Advances may be made by wire transfer of immediately available funds or such other method as agreed between the parties. Each such advance shall be recorded on Schedule A attached hereto, which shall be maintained by the Lender, and shall constitute part of the principal amount outstanding under this Note.

Each funding of a Drawdown request under this Senior Note is issued with an original issue discount equal to five percent (5.0%) of the original principal amount. and is included in the outstanding principal balance of this Senior Note from the date the Drawdown Request is funded.

4. Covenants. Debtor covenants and agrees that until this Note is paid in full it will promptly after the occurrence of an Event of Default or an event, act or condition that, with notice or lapse of time or both, would constitute an Event of Default, provide Lender with a certificate of a responsible officer (or the equivalent) of such Debtor specifying the nature thereof and such Debtor’s proposed response thereto.

5. Representations and Warranties. Debtor hereby represents and warrants to Lender that:

(a) it is (i) a duly organized and validly existing Cayman Islands exempted company, (ii) in good standing or subsisting under the laws of the jurisdiction of its organization and (iii) has the power and authority to own and operate its properties, to transact the business in which it is now engaged and to execute and deliver this Note;

(b) this Note constitutes the duly authorized, legally valid and binding obligation of the Debtor, enforceable against such Debtor in accordance with its terms, subject to Section 9(k) and applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c) all consents and grants of approval required to have been granted by any Person in connection with the execution, delivery and performance of this Note have been granted or waived;

(d) the execution, delivery and performance by the Debtor of this Note do not and will not (i) violate any law, governmental rule or regulation, court order or agreement to which it is subject or by which its properties are bound or the organizational documents of such Debtor or (ii) result in the creation of any lien or other encumbrance with respect to the property of the Debtor;

(e) there is no action, suit, proceeding or governmental investigation pending or, to the knowledge of the Debtor, threatened against the Debtor or any of its assets which, if adversely determined, would have a material adverse effect on the business, operations, properties, assets, condition (financial or otherwise) of the Debtor, or the ability of the Debtor to comply with its obligations hereunder;

(f) the balance sheet of the Debtor as of September 30, 2025 and the related statements of operations, shareholder deficit and cash flows, including in each case the related schedules and notes, for the nine months ended September 30, 2025, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial condition of the Debtor at the date thereof and the results of operations and cash flows for such period; and

(g) the proceeds of the loan evidenced by this Note shall be used by Debtor for general corporate purposes; provided that no part of such proceeds will be used by the Debtor to purchase or carry any “margin stock” within the meaning of Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or to extend credit to others for the purpose of purchasing or carrying any such “margin stock” or to reduce or retire any indebtedness incurred for any such purpose, and the Debtor is not engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying any such “margin stock”.

6. Events of Default. The occurrence of any of the following events shall constitute an “Event of Default”:

(a) failure of Debtor to pay any principal, interest or other amount due under this Note within two (2) Business Days of the due date, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise; or

(b) failure of Debtor to perform or observe any other material term, covenant or agreement to be performed or observed by it pursuant to this Note, which failure continues for ten (10) Business Days after written notice thereof from Lender to Debtor; or

(c) any representation or warranty made by the Debtor to Lender in connection with this Note shall prove to have been false in any material respect when made; or

(d) any order, judgment or decree shall be entered against the Debtor decreeing the dissolution or split-up of such Debtor; or

(e) a material suspension of the usual business activities of the Debtor or the complete or partial liquidation of the Debtor’s business; or

(f) (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Debtor in an involuntary case under Title 11 of the United States Code entitled “Bankruptcy” (as now and hereinafter in effect, or any successor thereto, the “Bankruptcy Code”) or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against Debtor under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Debtor or over all or a substantial part of its property shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of Debtor for all or a substantial part of its property shall have occurred; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Debtor, and, in the case of any event described in this clause (ii), such event shall have continued for 90 days unless dismissed, bonded or discharged; or

(g) an order for relief shall be entered with respect to Debtor, or Debtor shall commence a voluntary case, under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Debtor shall make an assignment for the benefit of creditors; or Debtor shall be unable or fail, or shall admit in writing its inability, to pay its debts as such debts become due; or the board of directors (or equivalent) of Debtor (or any committee thereof) shall adopt any resolution or otherwise authorize action to approve any of the foregoing; or

(h) Debtor shall challenge, or institute any proceedings to challenge, the validity, binding effect or enforceability of this Note or any other material obligation to Lender; or

(i) any material provision of this Note or any provision hereof or thereof (or of any agreement entered into pursuant to the terms hereof or thereof) shall cease to be in full force or effect or shall be declared to be null or void or otherwise unenforceable in whole or in part; or

(j) any present or future indebtedness of the Debtor in respect of moneys borrowed or raised becomes (or becomes capable of being declared) due and payable prior to its stated maturity by reason of any event of default, or any such indebtedness is not paid when due or, as the case may be, within any applicable grace period.

7. Remedies. Upon the occurrence of any Event of Default specified in Section 6(f), 6(g) or 6(h) above, the principal amount of this Note together with accrued interest thereon shall become immediately due and payable, without presentment, demand, notice, protest or other requirements of any kind (all of which are hereby expressly waived by Debtor). Upon the occurrence and during the continuance of any other Event of Default Lender may, by written notice to Debtor, declare the principal amount of this Note owed by Debtor, together with accrued interest thereon to be due and payable, and the principal amount of this Note together with such interest shall thereupon immediately become due and payable without presentment, further notice, protest or other requirements of any kind (all of which are hereby expressly waived by Debtor). In either case Lender may, in addition to exercising any other rights and remedies it may have, exercise those rights of set off provided for in Section 9(b). Demand for payment may be made whether or not any of the foregoing events shall have occurred if the principal amount of this Note is payable on demand.

8. Definitions. The following terms used in this Note shall have the following meanings (and any of such terms may, unless the context otherwise requires, be used in the singular or the plural depending on the reference):

“Business Day” means any day other than a Saturday, Sunday or legal holiday under the laws of the State of Delaware or any other day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

“Note” shall mean this Master Promissory Note.

“Senior Lender” means American Ventures LLC, Series XXXVII SIM Sponsor I, in its capacity as lender to Lender under the Senior Note, and its successors and permitted assigns.

“Senior Note” means that certain promissory note of even date herewith issued by Lender in favor of the Senior Lender, pursuant to which the Senior Lender has agreed to loan funds to Lender on a back-to-back basis with the loan evidenced by this Note.

“Event of Default” means any of the events set forth in Section 6.

“Person” means any individual, partnership, limited liability company, joint venture, firm, corporation, association, bank, trust or other enterprise, whether or not a legal entity, or any government or political subdivision or any agency, department or instrumentality thereof.

9. Miscellaneous.

(a) All notices and other communications provided for hereunder shall be in writing (including faxes) and mailed, telecopied, or delivered as follows: if to Debtor, at 725 Fifth Avenue, 22nd Floor, New York, NY 10022; and if to Lender, at 725 Fifth Avenue, 22nd Floor, New York, NY 10022; or in each case at such other address as shall be designated by Lender or Debtor. All such notices and communications shall, when mailed, faxed or sent by overnight courier, be effective when deposited in the mails, delivered to the overnight courier, as the case may be, or sent by fax. Electronic mail may be used to distribute routine communications; provided that no signature with respect to any notice, request, agreement, waiver, amendment, or other documents may be sent by electronic mail.

(b) Subject to Section 9(e), Debtor agrees to indemnify Lender against any losses, claims, damages and liabilities and related expenses, including counsel fees and expenses, incurred by Lender arising out of or in connection with or as a result of the transactions contemplated by this Note, except to the extent that such losses, claims, damages or liabilities result from Lender’s gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction. In particular, Debtor promises to pay all costs and expenses, including reasonable attorneys’ fees, incurred in connection with the collection and enforcement of this Note. In addition to and not in limitation of any rights of set off that Lender or any other holder of this Note may now or hereafter have under applicable law, Lender or such other holder of this Note, upon the occurrence of any Event of Default, is hereby authorized at any time or from time to time, without notice of any kind to Debtor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness at any time held or owing by Lender or such other holder (including without limitation by branches and agencies of Lender or such other holder wherever located) to or for the credit or the account of Debtor against and on account of the obligations and liabilities of Debtor to Lender under this Note and all other claims of any nature or description arising out of or connected with this Note, irrespective of whether or not Lender shall have made any demand hereunder and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

(c) No failure or delay on the part of Lender or any other holder of this Note to exercise any right, power or privilege under this Note and no course of dealing between Debtor and Lender shall impair such right, power or privilege or operate as a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Note are cumulative to, and not exclusive of, any rights or remedies that Lender would otherwise have. No notice to or demand on Debtor in any case shall entitle Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Lender to any other or further action in any circumstances without notice or demand.

(d) Debtor and any endorser of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

(e) THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE DEBTOR AND LENDER HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. THIS NOTE SHALL BE PERFORMABLE FOR ALL PURPOSES IN NEW CASTLE, DELAWARE.

(f) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE DEBTOR ARISING OUT OF OR RELATING TO THIS NOTE MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN NEW CASTLE COUNTY IN THE STATE OF DELAWARE, AND BY EXECUTION AND DELIVERY OF THIS NOTE THE DEBTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS NOTE. Debtor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Debtor at its address set forth below its signature hereto, such service being hereby acknowledged by Debtor to be sufficient for personal jurisdiction in any action against Debtor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Lender to bring proceedings against Debtor in the courts of any other jurisdiction.

(g) DEBTOR AND, BY ITS ACCEPTANCE OF THIS NOTE, LENDER AND ANY SUBSEQUENT HOLDER OF THIS NOTE, HEREBY IRREVOCABLY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS NOTE AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Debtor, by its acceptance of this Note, Lender and any subsequent holder of this Note, each (i) acknowledges that this waiver is a material inducement to enter into a business relationship, that the other parties have already relied on this waiver in entering into this relationship, and that each party will continue to rely on this waiver in its related future dealings and (ii) further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF THIS NOTE. In the event of litigation, this provision may be filed as a written consent to a trial by the court.

(h) Debtor hereby waives the benefit of any statute or rule of law or judicial decision which would otherwise require that the provisions of this Note be construed or interpreted most strongly against the party responsible for the drafting thereof.

(i) This Note may only be amended by a writing executed by Debtor and Lender; provided that any person may hereafter become a signatory hereto, and a party hereto as a Debtor for all purposes of this Agreement, in form and substance acceptable to the Lender.

(j) This Note may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. Documents may be signed and transmitted by facsimile, portable document format (PDF), or other electronic means, and shall have the same effect as manually-signed originals and shall be binding on all Debtors and the Lender.

(k) Subject to compliance with applicable securities laws, this Senior Note may be assigned, transferred or sold in whole or in part by the Senior Lender upon written request to the Company. Upon receipt of such request, the Company shall record such assignment, transfer or sale in its register and issue one or more new notes of like tenor and aggregate principal amount in the name of the designated assignee or transferee.

(l) Notwithstanding anything herein to the contrary, Lender, on behalf of itself and each of its successors and permitted assigns, hereby waives any claim in or to any distribution of or from the trust account (the “Trust Account”) established in connection with the Debtor’s initial public offering (the “IPO”) which was consummated on July 11, 2024, and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any claim against the Trust Account for any reason whatsoever.

[signature page follows]

IN WITNESS WHEREOF, the Debtor has caused this Note to be executed and delivered by its duly authorized representative, as of the day and year and at the place first above written.

DEBTOR:	SIM ACQUISITION CORP. I

	By:	/s/ David Kutcher
	Name:	David Kutcher
	Title:	Chief Financial Officer

ACCEPED AND AGREED:	SIM SPONSOR 1 LLC, by its Manager Conroy Partners LLC

	By:	/s/ Eric Newman
	Name:	Eric Newman
	Title:	Manager

SCHEDULE A

ISSUE DATE	PRINCIPAL AMOUNT	OID	FUNDED AMOUNT	SIGNATURE OF PERSON MAKING NOTATION